Exhibit 10.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form F-3 (No 333-130048) and Form S-8 (No 333-136957, 333-110696, 333-100971 and 333-11650) of B.O.S. Better Online Solutions Ltd. of our report dated March 25, 2005, with respect to the financial statements of Odem Electronic Technologies 1992 Ltd. included in this Annual Report on Form 20-F/A for the year ended December 31, 2005.

/S/ Kesselman & Kesselman

Jerusalem, Israel	Kesselman & Kesselman
September 7 , 2006	Certified Public Accountants (Israel)
A member of PricewaterhouseCoopers International Limited